Harbor Large Cap Value Fund Summary Prospectus – March 1, 2015	Institutional Class HAVLX Administrative Class HRLVX Investor Class HILVX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborfunds.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an e-mail request to funddocuments@harborfunds.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated March 1, 2015, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Fund seeks long-term total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Administrative Class	Investor Class
Management Fees	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.25%
Other Expenses[1]	0.11%	0.11%	0.23%
Total Annual Fund Operating Expenses[1]	0.71%	0.96%	1.08%
Expense Reimbursement[2]	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses After Expense Reimbursement[2]	0.68%	0.93%	1.05%
[1]	Restated to reflect current fees.
[2]

The Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), through February 29, 2016. Only the Board of Trustees may modify or terminate this agreement.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional	$69	$224	$392	$880
Administrative	$95	$303	$528	$1,175
Investor	$107	$340	$593	$1,314

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate in the most recent fiscal year was 32%.

Principal Investment Strategy

Principal Style Characteristics: Large cap value stocks

The Fund invests primarily in equity securities, principally common and preferred stocks, of companies with market capitalizations that fall within the range of the Russell 1000® Value Index. As of December 31, 2014, the range of the Index was $275 million to $391.5 billion, but it is expected to change frequently.

The Subadviser employs a fundamental, bottom-up research driven approach to identify companies for investment by the Fund. The Subadviser focuses on those companies that it believes have higher quality businesses that are undervalued by the market relative to what the Subadviser believes to be their fair value. The Subadviser also looks for one or more catalysts that may help the company realize that fair value.

The Subadviser seeks to identify higher quality companies by focusing on the following attributes:

•	Attractive business fundamentals

•	Strong financials

•	Experienced, motivated company management

•	High and/or consistently improving market position, return on invested capital and operating margins

The Subadviser then assesses the attractiveness of the valuation of those higher quality companies by analyzing a variety of valuation metrics, such as cash flow return on enterprise value, price-to-earnings, sales and free cash flow ratios, and break-up values, among others. The Subadviser then looks for potential catalysts for the company’s business that could help unlock what the Subadviser believes is the company’s true value, including:

•	Productive use of strong free cash flow

•	Restructuring and/or productivity gains

•	Change in management or control

•	Innovative, competitively superior products

•	Accretive acquisitions or divestitures

The Subadviser may sell a holding if the value potential is realized, if warning signals emerge of fundamental deterioration, or if the valuation is no longer compelling relative to other investment opportunities.

Under normal market conditions, the Fund expects to invest in approximately 35-45 companies with at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of large cap equity securities. The Fund may invest up to 20% of its total assets in the securities of foreign issuers, including issuers located or doing business in emerging markets.

Summary Prospectus

HARBOR LARGE CAP VALUE FUND

Principal Risks

There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks include:

Market and issuer risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political or regulatory developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Additionally, an adverse event, such as an unfavorable earnings report, may depress the value of a particular issuer’s stock.

Value style risk: Over time, a value oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.

Selection risk: The Subadviser’s judgment about the attractiveness, value and potential appreciation of a particular security may be incorrect.

Large cap risk: Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Fund to underperform other equity funds that focus on small or mid cap stocks.

Foreign securities risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

Issuer concentration risk: Because the Fund typically invests in approximately 35 to 45 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility — or variability — of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks and potential rewards of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborfunds.com or call 800-422-1050.

Effective May 25, 2012, Aristotle Capital Management, LLC became the Fund’s subadviser. Performance prior to that date is not attributable to Aristotle.

Calendar Year Total Returns for Institutional Class Shares

The Fund’s best and worst calendar quarters during this time period were:

	Total Return	Quarter/Year
Best Quarter	14.41%	2nd/2009
Worst Quarter	-21.19%	4th/2008

Average Annual Total Returns — As of December 31, 2014

	One Year	Five Years	Ten Years	Life of Class
Institutional Class (inception date 12-29-1987)
Before Taxes	10.69%	13.67%	6.79%	9.91%
After Taxes on Distributions	8.75%	13.01%	5.34%	N/A
After Taxes on Distributions and Sale of Fund Shares	7.65%	10.98%	5.51%	N/A
Administrative Class (inception date 11-01-2002)
Before Taxes	10.34%	13.37%	6.52%	8.66%
Investor Class (inception date 11-01-2002)
Before Taxes	10.27%	13.25%	6.39%	8.48%
Comparative Index (Life of Class return from 12-29-1987) (reflects no deduction for fees, expenses or taxes)
Russell 1000® Value	13.45%	15.42%	7.30%	11.09%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax exempt shareholders or shareholders who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Institutional Class shares only. After-tax returns for the Administrative and Investor Class shares will vary.

Summary Prospectus

HARBOR LARGE CAP VALUE FUND

Portfolio Management

Investment Adviser

Harbor Capital Advisors, Inc.

Subadviser

Aristotle Capital Management, LLC has subadvised the Fund since May 2012.

Portfolio Manager

Howard Gleicher, CFA Aristotle Capital Management, LLC

Mr. Gleicher is Chief Executive Officer and Chief Investment Officer of Aristotle and has managed the Fund since 2012.

Buying and Selling Fund Shares

Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.

By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborfunds.com

Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.

The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.

Type of Account	Institutional Class	Administrative Class*	Investor Class
Regular	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$50,000	N/A	$1,000
*	Limited only to eligible retirement plans and financial intermediaries. There is no minimum investment for qualified retirement plans and Section 457 plans.

Tax Information

Distributions you receive from the fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Harbor Funds.

# Summary Prospectus

March 1, 2015

# Harbor Large Cap Value Fund

| Institutional Class | Administrative Class | Investor Class |
|---|---|---|
| HAVLX | HRLVX | HILVX |

Harbor Funds.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302

FD.P.13.LCV.0315